Exhibit 24

POWER OF ATTORNEY

AMERICAN ELECTRIC POWER COMPANY, INC.
Annual Report on Form 10-K for the Fiscal Year Ended
December 31, 2025

    The undersigned directors of AMERICAN ELECTRIC POWER COMPANY, INC., a New York corporation (the "Company"), do hereby constitute and appoint WILLIAM J. FEHRMAN, TREVOR I. MIHALIK and MATTHEW D. FRANSEN, and each of them, their attorneys-in-fact and agents, to execute for them, and in their names, and in any and all of their capacities, the Annual Report of the Company on Form 10-K, pursuant to Section 13 of the Securities Exchange Act of 1934, for the fiscal year ended December 31, 2025, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform every act and thing required or necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

[Signature page to follow]

IN WITNESS WHEREOF, each of the undersigned have signed these presents as of the “Date of Execution” set forth below.

/s/ Wiliam J. Fehrman                    February 10, 2026
William J. Fehrman                    Date of Execution

/s/ Benjamin G. S. Fowke, III                February 10, 2026
Benjamin G. S. Fowke, III                 Date of Execution

/s/ Art A. Garcia                    February 10, 2026
Art A. Garcia                        Date of Execution

/s/ Hunter C. Gary                    February 10, 2026
Hunter C. Gary                    Date of Execution

/s/ Sandra Beach Lin                    February 10, 2026
Sandar Beach Lin                    Date of Execution

/s/ Henry P. Linginfelter                February 10, 2026
Henry P. Linginfelter                    Date of Execution

/s/ Margaret M. McCarthy                February 10, 2026
Margaret M. McCarthy                Date of Execution

/s/ Daryl Roberts                    February 10, 2026
Daryl Roberts                        Date of Execution

/s/ Joseph G. Sauvage                    February 10, 2026
Joseph G. Sauvage                    Date of Execution

/s/ Daniel G. Stoddard                 February 11, 2026
Daniel G. Stoddard                    Date of Execution

/s/ Sara Martinez Tucker                 February 10, 2026
Sara Martinez Tucker                 Date of Execution

/s/ Lewis F. Von Thaer                February 10, 2026
Lewis F. Von Thaer                     Date of Execution

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